UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 22, 2004

                              AUDIOVOX CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                   0-28839                           13-1964841
            (Commission File Number)           (IRS Employer Identification No.)


      180 Marcus Boulevard, Hauppauge, New York                         11788
      (Address of Principal Executive Offices)                       (Zip Code)

                                 (631) 231-7750
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(e))


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Item 7.01      Regulation FD Disclosure

     On November 22, 2004, John J. Shalam, President and Chief Executive Officer of Audiovox Corporation, Charles M. Stoehr, Senior Vice President and Chief Financial Officer of Audiovox Corporation, and Patrick M. Lavelle, Chief Executive Officer of Audiovox Electronics Corporation and Senior Vice President of Audiovox Corporation, delivered a power point presentation relating to Audiovox's business strategy to the Company's analysts. Information contained in the power point presentation is furnished herein as Exhibit 99.1 and is hereby incorporated by reference.

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                                                    SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         AUDIOVOX CORPORATION (Registrant)



Date:    November 22, 2004               /s/ Charles M.  Stoehr
                                         ---------------------------------
                                              Charles M.  Stoehr
                                              Senior Vice President and
                                                Chief Financial Officer





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                                  EXHIBIT INDEX




   Exhibit No.           Description

       99.1              Information from a Power Point presentation delivered
                          on November 22, 2004.




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